UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 15, 2003

GreenPoint Financial Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22516	06-1379001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

90 Park Avenue, New York, New York 10016

(Address of principal executive offices) (zip code)

(212) 834-1000

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

—	Not Applicable

(b)	Pro forma financial information.

—	Not Applicable

(c)	Exhibits.

99.1	GreenPoint Financial Corp. press release dated April 15, 2003.

Item 9.    Regulation FD Disclosure.

This information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be provided under “ Item 12. Disclosure of Results of Operations and Financial Condition,” in accordance with U.S. Securities and Exchange Commission Release No. 33-8216.

On April 15, 2003, GreenPoint Financial Corp., a Delaware corporation (the “Company”), issued a press release announcing first quarter results for the period ended March 31, 2003, which press release provided detail not publicly disclosed previously. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2003	GREENPOINT FINANCIAL CORP.

	By:	/S/ HOWARD C. BLUVER

		Name:	Howard C. Bluver
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	GreenPoint Financial Corp. press release dated April 15, 2003.